UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2005

Programmer's Paradise, Inc. (Exact name of Registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1157 Shrewsbury Avenue, Shrewsbury, New Jersey	07702
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 389-8950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Results of Operations and Financial Condition and Regulation FD Disclosure

On July 28, 2005, Programmer's Paradise, Inc. (the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2005. The information contained in the press release, which is attached as Exhibit 99.1 to this report (the "Press Release"), is incorporated by reference herein and is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

This Form 8-K/A amends the Form 8-K previously filed by the Company with the Securities and Exchange Commission on July 29, 2005 (the "Original Report").  The Press Release attached hereto, which was issued to the public on July 28, 2005, supersedes the press release attached as exhibit 99.1 to the Original Report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release dated July 28, 2005, furnished pursuant to Item 2.02 and Item 7.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRAMMER'S PARADISE, INC.

Dated: July 29, 2005	By:	/s/ Simon F. Nynens
Simon F. Nynens
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated July 28, 2005, furnished pursuant to Item 2.02 and Item 7.01